CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION 9/29/2005

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 29.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,692
Total Outstanding Loan Balance	$1,476,497,374*	Min	Max
Average Loan Current Balance	$191,952	$4,957	$1,021,275
Weighted Average Original LTV	80.7%**
Weighted Average Coupon	7.16%	4.78%	13.75%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.92%
Weighted Average Margin	6.07%	2.25%	11.10%
Weighted Average FICO (Non-Zero)	627
Weighted Average Age (Months)	2
% First Liens	97.4%
% Second Liens	2.6%
% Arms	90.1%
% Fixed	9.9%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,500,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

WA Max Rate	13.383
WA MTR	23
WA REM TERM	359

		Total	%
	#	Scheduled	Scheduled
DTI	Loans	Balance	Balance
<= 9.99	57	11,361,884	0.8
10.00 - 19.99	155	25,926,241	1.8
20.00 - 29.99	697	101,034,743	6.8
30.00 - 39.99	2,081	380,472,011	25.8
40.00 - 49.99	4,138	835,927,086	56.6
50.00 - 59.99	562	121,634,895	8.2
60.00 - 69.99	2	140,514	0.0
Total:	7,692	1,476,497,374	100.0

		Total	%
	#	Scheduled	Scheduled
Scheduled Balance	Loans	Balance	Balance
<= 25,000	190	2,890,607	0.2
25,001 - 50,000	413	15,618,473	1.1
50,001 - 75,000	580	36,692,995	2.5
75,001 - 100,000	732	64,718,286	4.4
100,001 - 150,000	1,654	206,035,037	14.0
150,001 - 200,000	1,339	233,828,380	15.8
200,001 - 250,000	808	180,625,120	12.2
250,001 - 300,000	637	174,767,140	11.8
300,001 - 350,000	391	127,287,273	8.6
350,001 - 400,000	333	125,268,222	8.5
400,001 - 450,000	217	92,450,057	6.3
450,001 - 500,000	179	85,232,318	5.8
500,001 - 550,000	76	40,186,904	2.7
550,001 - 600,000	59	33,787,311	2.3
600,001 - 650,000	41	25,834,026	1.7
650,001 - 700,000	14	9,426,475	0.6
700,001 - 750,000	24	17,556,983	1.2
750,001 - 800,000	2	1,552,812	0.1
800,001 - 850,000	1	839,324	0.1
850,001 - 900,000	1	878,358	0.1
1,000,001 >=	1	1,021,275	0.1
Total:	7,692	1,476,497,374	100.0

		Total	%
	#	Scheduled	Scheduled
State	Loans	Balance	Balance
Alabama	34	3,812,480	0.3
Alaska	4	667,967	0.0
Arizona	337	58,079,239	3.9
Arkansas	12	1,591,028	0.1
California	1,568	472,362,592	32.0
Colorado	185	30,682,584	2.1
Connecticut	93	16,970,603	1.1
Delaware	28	4,307,838	0.3
District of Columbia	11	2,008,884	0.1
Florida	1,107	194,932,454	13.2
Georgia	238	30,779,485	2.1
Hawaii	31	7,563,215	0.5
Idaho	29	3,189,476	0.2
Illinois	301	56,259,583	3.8
Indiana	109	11,585,677	0.8
Iowa	22	2,655,778	0.2
Kansas	22	2,090,958	0.1
Kentucky	44	4,090,308	0.3
Louisiana	45	5,075,627	0.3
Maine	11	1,147,872	0.1
Maryland	235	44,611,480	3.0
Massachusetts	61	12,758,535	0.9
Michigan	251	31,044,830	2.1
Minnesota	149	24,186,012	1.6
Mississippi	43	3,670,524	0.2
Missouri	182	21,443,569	1.5
Montana	9	1,513,484	0.1
Nebraska	8	941,811	0.1
Nevada	216	47,281,710	3.2
New Hampshire	21	4,436,875	0.3
New Jersey	169	41,712,173	2.8
New Mexico	29	4,138,678	0.3
New York	199	57,623,094	3.9
North Carolina	144	17,288,654	1.2
North Dakota	1	82,208	0.0
Ohio	208	23,918,487	1.6
Oklahoma	30	3,404,564	0.2
Oregon	129	24,619,706	1.7
Pennsylvania	172	23,159,361	1.6
Rhode Island	28	5,710,785	0.4
South Carolina	57	6,463,999	0.4
South Dakota	4	370,452	0.0
Tennessee	84	8,612,603	0.6
Texas	393	44,797,404	3.0
Utah	44	5,914,927	0.4
Virginia	259	51,882,979	3.5
Washington	182	35,770,646	2.4
West Virginia	14	1,658,447	0.1
Wisconsin	135	17,064,116	1.2
Wyoming	5	561,615	0.0
Total:	7,692	1,476,497,374	100.0

	#				%	%	%
Scheduled Balance Buckets	Loans	WAC	WA FICO	WA OLTV	OwnerOcc	CashOut	FullDoc
<= 600,000	7,608	7.17	626	80.7	94.9	48.9	51.8
600,001 - 650,000	41	6.91	657	80.8	92.6	41.6	41.4
650,001 - 700,000	14	6.92	655	82.8	100.0	42.9	49.7
700,001 - 750,000	24	7.01	621	79.7	95.7	45.9	58.4
750,001 - 800,000	2	7.58	589	84.9	100.0	50.9	50.9
800,001 - 850,000	1	7.09	605	70.0	100.0	100.0	100.0
850,001 - 900,000	1	6.35	685	80.0	100.0	100.0	100.0
1,000,001 >=	1	6.63	707	80.0	100.0	0.0	100.0
Total:	7,692	7.16	627	80.7	94.9	48.7	51.7

	WA		Total	Avg	%	%		WA			WA
	IO	#	Scheduled	Scheduled	Of Total	Of Total	WA	OLTV*	%	%	DTI	%	%
Product	Term	Loans	Balance	Balance	IO	Balance	FICO	%	OwnerOcc	Purchase	%	Investor	FullDoc
2/28 ARM 24 Month IO	24	88	23,302,439	264,800	5.3	1.6	649	80.6	99.3	49.2	42.4	0.7	49.1
2/28 ARM 60 Month IO	60	1,219	344,644,354	282,727	78.5	23.3	654	80.8	98.2	61.3	42.0	1.6	45.9
2/28 ARM 120 Month IO	120	47	12,140,050	258,299	2.8	0.8	652	82.3	77.0	58.7	41.0	19.5	55.9
3/27 ARM 36 Month IO	36	11	2,090,482	190,044	0.5	0.1	639	78.3	100.0	43.4	40.4	0.0	44.4
3/27 ARM 60 Month IO	60	186	47,596,134	255,893	10.8	3.2	669	79.4	97.7	56.5	41.8	0.9	39.1
3/27 ARM 120 Month IO	120	1	175,000	175,000	0.0	0.0	608	100.0	100.0	100.0	39.6	0.0	100.0
5/25 ARM 60 Month IO	60	12	2,978,801	248,233	0.7	0.2	691	72.5	100.0	33.8	43.2	0.0	58.1
5/25 ARM 84 Month IO	84	4	992,000	248,000	0.2	0.1	629	80.0	100.0	18.1	49.5	0.0	100.0
5/25 ARM 120 Month IO	120	1	135,000	135,000	0.0	0.0	686	75.0	0.0	0.0	49.5	100.0	100.0
30 Year Fixed IO	66	19	4,939,760	259,987	1.1	0.3	648	79.2	95.0	38.5	40.5	5.0	60.0
Other IO	12	1	311,200	311,200	0.1	0.0	717	80.0	100.0	0.0	48.3	0.0	0.0
Non IO	0	6,103	1,037,192,153	169,948	0.0	70.2	615	80.7	93.8	41.0	41.5	5.4	54.2
Total:	18	7,692	1,476,497,374	191,952	100.0	100.0	627	80.7	94.9	46.5	41.6	4.4	51.7

Product and Initial Periodic Cap	1-1.5%	1.5-2%	2-2.5%	2.5-3%	3-3.5%	3.5-4%	4-4.5%	4.5-5%	5+%
2/28 ARM 24 Month IO	0	3,863,390	0	0	19,439,049	0	0	0	0
2/28 ARM 60 Month IO	0	21,120,826	113,973,209	0	209,550,319	0	0	0	0
2/28 ARM 120 Month IO	0	0	432,000	0	11,708,050	0	0	0	0
3/27 ARM 36 Month IO	0	0	0	0	2,090,482	0	0	0	0
3/27 ARM 60 Month IO	0	1,131,150	18,833,455	0	27,631,529	0	0	0	0
3/27 ARM 120 Month IO	0	0	0	0	175,000	0	0	0	0
5/25 ARM 60 Month IO	0	0	0	0	2,978,801	0	0	0	0
5/25 ARM 84 Month IO	0	0	992,000	0	0	0	0	0	0
5/25 ARM 120 Month IO	0	0	0	0	135,000	0	0	0	0
Other IO	0	0	0	0	311,200	0	0	0	0
Total:	0	26,115,366	134,230,664	0	274,019,430	0	0	0	0